                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 1999-3


Section 7.3 Indenture                                                             Distribution Date:         5/15/2002
------------------------------------------------------------------------------------------------------------------------------------
(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                                     0.00
             Class B Principal Payment                                                     0.00
             Class C Principal Payment                                                     0.00
                        Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                                     0.00
             Class B Principal Payment                                                     0.00
             Class C Principal Payment                                                     0.00
                        Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                                     4,717,500.00
             Class B Note Interest Requirement                                       279,708.54
             Class C Note Interest Requirement                                       158,331.79
                        Total                                                      5,155,540.33

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                                          5.55000
             Class B Note Interest Requirement                                          5.79167
             Class C Note Interest Requirement                                          2.34167

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                                         850,000,000
             Class B Note Principal Balance                                          48,295,000
             Class C Note Principal Balance                                          67,615,000

(iv)    Amount on deposit in Owner Trust Spread Account                           38,636,400.00

(v)     Required Owner Trust Spread Account Amount                                38,636,400.00



                                                                   By:
                                                                                       --------------------------------------

                                                                   Name:               Patricia M. Garvey
                                                                   Title:              Vice President


------------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-1


Section 7.3 Indenture                                                             Distribution Date:        5/15/2002
------------------------------------------------------------------------------------------------------------------------------------
(i)     Amount of the distribution allocable to principal of the Notes
              Class A Principal Payment                                                    0.00
              Class B Principal Payment                                                    0.00
              Class C Principal Payment                                                    0.00
                         Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Principal Payment                                                    0.00
              Class B Principal Payment                                                    0.00
              Class C Principal Payment                                                    0.00
                         Total

(ii)    Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                                    1,268,750.00
              Class B Note Interest Requirement                                      115,104.17
              Class C Note Interest Requirement                                      173,437.19
                         Total                                                     1,557,291.36

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                                         1.69167
              Class B Note Interest Requirement                                         1.84167
              Class C Note Interest Requirement                                         2.15833

(iii)   Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                                        750,000,000
              Class B Note Principal Balance                                         62,500,000
              Class C Note Principal Balance                                         80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account                            8,928,570.00

(v)     Required Owner Trust Spread Account Amount                                 8,928,570.00


                                                                   By:
                                                                                       --------------------------------------

                                                                   Name:               Patricia M. Garvey
                                                                   Title:              Vice President


------------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-2


Section 7.3 Indenture                                                              Distribution Date:         5/15/2002
-----------------------------------------------------------------------------------------------------------------------------------
(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                                   0.00
             Class B Principal Payment                                                   0.00
             Class C Principal Payment                                                   0.00
                        Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                                   0.00
             Class B Principal Payment                                                   0.00
             Class C Principal Payment                                                   0.00
                        Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                                   1,470,000.00
             Class B Note Interest Requirement                                     134,375.00
             Class C Note Interest Requirement                                     204,108.05
                        Total                                                    1,808,483.05

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                                        1.63333
             Class B Note Interest Requirement                                        1.79167
             Class C Note Interest Requirement                                        2.11667

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                                       900,000,000
             Class B Note Principal Balance                                        75,000,000
             Class C Note Principal Balance                                        96,429,000

(iv)    Amount on deposit in Owner Trust Spread Account                         10,714,290.00

(v)     Required Owner Trust Spread Account Amount                              10,714,290.00



                                                                   By:
                                                                                       --------------------------------------

                                                                   Name:               Patricia M. Garvey
                                                                   Title:              Vice President


-----------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-3


Section 7.3 Indenture                                                              Distribution Date:        5/15/2002
-----------------------------------------------------------------------------------------------------------------------------------
(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                                  0.00
             Class B Principal Payment                                                  0.00
             Class C Principal Payment                                                  0.00
                        Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                                  0.00
             Class B Principal Payment                                                  0.00
             Class C Principal Payment                                                  0.00
                        Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                                  1,243,750.00
             Class B Note Interest Requirement                                    115,104.17
             Class C Note Interest Requirement                                    171,428.27
                        Total                                                   1,530,282.43

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                                       1.65833
             Class B Note Interest Requirement                                       1.84167
             Class C Note Interest Requirement                                       2.13333

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                                      750,000,000
             Class B Note Principal Balance                                       62,500,000
             Class C Note Principal Balance                                       80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account                         8,928,570.00

(v)     Required Owner Trust Spread Account Amount                              8,928,570.00



                                                                   By:
                                                                                       --------------------------------------

                                                                   Name:               Patricia M. Garvey
                                                                   Title:              Vice President


-----------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-1


Section 7.3 Indenture                                                              Distribution Date:         5/15/2002
-----------------------------------------------------------------------------------------------------------------------------------
(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                                   0.00
             Class B Principal Payment                                                   0.00
             Class C Principal Payment                                                   0.00
                        Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                                   0.00
             Class B Principal Payment                                                   0.00
             Class C Principal Payment                                                   0.00
                        Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                                   1,190,000.00
             Class B Note Interest Requirement                                     112,058.33
             Class C Note Interest Requirement                                     172,762.50
                        Total                                                    1,474,820.83

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                                        1.66667
             Class B Note Interest Requirement                                        1.88333
             Class C Note Interest Requirement                                        2.25833

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                                       714,000,000
             Class B Note Principal Balance                                        59,500,000
             Class C Note Principal Balance                                        76,500,000

(iv)    Amount on deposit in Owner Trust Spread Account                          8,500,000.00

(v)     Required Owner Trust Spread Account Amount                               8,500,000.00



                                                                   By:
                                                                                       --------------------------------------

                                                                   Name:               Patricia M. Garvey
                                                                   Title:              Vice President


-----------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-2


Section 7.3 Indenture                                                                Distribution Date:         5/15/2002
-----------------------------------------------------------------------------------------------------------------------------------
(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                                   0.00
             Class B Principal Payment                                                   0.00
             Class C Principal Payment                                                   0.00
                        Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                                   0.00
             Class B Principal Payment                                                   0.00
             Class C Principal Payment                                                   0.00
                        Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                                     825,000.00
             Class B Note Interest Requirement                                      77,082.10
             Class C Note Interest Requirement                                     123,215.60
                        Total                                                    1,025,297.70

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                                        1.65000
             Class B Note Interest Requirement                                        1.85000
             Class C Note Interest Requirement                                        2.30000

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                                       500,000,000
             Class B Note Principal Balance                                        41,666,000
             Class C Note Principal Balance                                        53,572,000

(iv)    Amount on deposit in Owner Trust Spread Account                          5,952,380.00

(v)     Required Owner Trust Spread Account Amount                               5,952,380.00



                                                                   By:
                                                                                       --------------------------------------

                                                                   Name:               Patricia M. Garvey
                                                                   Title:              Vice President


-----------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-3


Section 7.3 Indenture                                                              Distribution Date:         5/15/2002
------------------------------------------------------------------------------------------------------------------------------------
(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                                     0.00
             Class B Principal Payment                                                     0.00
             Class C Principal Payment                                                     0.00
                        Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                                     0.00
             Class B Principal Payment                                                     0.00
             Class C Principal Payment                                                     0.00
                        Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                                     1,206,250.00
             Class B Note Interest Requirement                                       114,583.33
             Class C Note Interest Requirement                                       181,472.89
                        Total                                                      1,502,306.23

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                                          1.60833
             Class B Note Interest Requirement                                          1.83333
             Class C Note Interest Requirement                                          2.25833

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                                         750,000,000
             Class B Note Principal Balance                                          62,500,000
             Class C Note Principal Balance                                          80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account                            8,928,570.00

(v)     Required Owner Trust Spread Account Amount                                 8,928,570.00



                                                                   By:
                                                                                       --------------------------------------

                                                                   Name:               Patricia M. Garvey
                                                                   Title:              Vice President


------------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-4


Section 7.3 Indenture                                                              Distribution Date:         5/15/2002
------------------------------------------------------------------------------------------------------------------------------------
(i)     Amount of Net Swap Payment                                                         0.00
        Amount of Net Swap Receipt                                                 2,460,990.00

(ii)    Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                                     0.00
             Class B Principal Payment                                                     0.00
             Class C Principal Payment                                                     0.00
                        Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                                     0.00
             Class B Principal Payment                                                     0.00
             Class C Principal Payment                                                     0.00
                        Total

(iii)   Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest                                                 3,850,000.00
             Class B Note Interest                                                   130,666.67
             Class C Note Interest                                                   207,000.00
                        Total                                                      4,187,666.67

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Note Interest                                                      4.58333
             Class B Note Interest                                                      1.86667
             Class C Note Interest                                                      2.30000

(iv)    Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                                         840,000,000
             Class B Note Principal Balance                                          70,000,000
             Class C Note Principal Balance                                          90,000,000

(v)     Amount on deposit in Owner Trust Spread Account                           10,000,000.00

(vi)    Required Owner Trust Spread Account Amount                                10,000,000.00



                                                                   By:
                                                                                       --------------------------------------

                                                                   Name:               Patricia M. Garvey
                                                                   Title:              Vice President


------------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-5


Section 7.3 Indenture                                                              Distribution Date:         5/15/2002
------------------------------------------------------------------------------------------------------------------------------------
(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                                     0.00
             Class B Principal Payment                                                     0.00
             Class C Principal Payment                                                     0.00
                        Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                                     0.00
             Class B Principal Payment                                                     0.00
             Class C Principal Payment                                                     0.00
                        Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                                     2,058,000.00
             Class B Note Interest Requirement                                       202,125.00
             Class C Note Interest Requirement                                       321,750.00
                        Total                                                      2,581,875.00

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                                          1.63333
             Class B Note Interest Requirement                                          1.92500
             Class C Note Interest Requirement                                          2.38333

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                                       1,260,000,000
             Class B Note Principal Balance                                         105,000,000
             Class C Note Principal Balance                                         135,000,000

(iv)    Amount on deposit in Owner Trust Spread Account                           15,000,000.00

(v)     Required Owner Trust Spread Account Amount                                15,000,000.00



                                                                   By:
                                                                                       --------------------------------------

                                                                   Name:               Patricia M. Garvey
                                                                   Title:              Vice President


------------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-6


Section 7.3 Indenture                                                              Distribution Date:         5/15/2002
------------------------------------------------------------------------------------------------------------------------------------
(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                                     0.00
             Class B Principal Payment                                                     0.00
             Class C Principal Payment                                                     0.00
                        Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                                     0.00
             Class B Principal Payment                                                     0.00
             Class C Principal Payment                                                     0.00
                        Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                                     1,671,600.00
             Class B Note Interest Requirement                                       163,800.00
             Class C Note Interest Requirement                                       266,400.00
                        Total                                                      2,101,800.00

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                                          1.65833
             Class B Note Interest Requirement                                          1.95000
             Class C Note Interest Requirement                                          2.46667

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                                       1,008,000,000
             Class B Note Principal Balance                                          84,000,000
             Class C Note Principal Balance                                         108,000,000

(iv)    Amount on deposit in Owner Trust Spread Account                           12,000,000.00

(v)     Required Owner Trust Spread Account Amount                                12,000,000.00



                                                                   By:
                                                                                       --------------------------------------

                                                                   Name:               Patricia M. Garvey
                                                                   Title:              Vice President


------------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-1


Section 7.3 Indenture                                                              Distribution Date:         5/15/2002
------------------------------------------------------------------------------------------------------------------------------------
(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                                     0.00
             Class B Principal Payment                                                     0.00
             Class C Principal Payment                                                     0.00
                        Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                                     0.00
             Class B Principal Payment                                                     0.00
             Class C Principal Payment                                                     0.00
                        Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                                     3,004,490.37
             Class B Note Interest Requirement                                       285,899.20
             Class C Note Interest Requirement                                       460,509.68
                        Total                                                      3,750,899.25

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                                          3.57677
             Class B Note Interest Requirement                                          4.08427
             Class C Note Interest Requirement                                          5.11677

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                                         840,000,000
             Class B Note Principal Balance                                          70,000,000
             Class C Note Principal Balance                                          90,000,000

(iv)    Amount on deposit in Owner Trust Spread Account                           10,000,000.00

(v)     Required Owner Trust Spread Account Amount                                10,000,000.00



                                                                   By:
                                                                                       --------------------------------------

                                                                   Name:               Patricia M. Garvey
                                                                   Title:              Vice President


------------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-2


Section 7.3 Indenture                                                             Distribution Date:         5/15/2002
------------------------------------------------------------------------------------------------------------------------------------
(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                                     0.00
             Class B Principal Payment                                                     0.00
             Class C Principal Payment                                                     0.00
                        Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                                     0.00
             Class B Principal Payment                                                     0.00
             Class C Principal Payment                                                     0.00
                        Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                                     2,753,820.91
             Class B Note Interest Requirement                                       262,260.63
             Class C Note Interest Requirement                                       422,977.24
                        Total                                                      3,439,058.78

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                                          2.34168
             Class B Note Interest Requirement                                          2.67613
             Class C Note Interest Requirement                                          3.35696

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                                       1,176,000,000
             Class B Note Principal Balance                                          98,000,000
             Class C Note Principal Balance                                         126,000,000

(iv)    Amount on deposit in Owner Trust Spread Account                           14,000,000.00

(v)     Required Owner Trust Spread Account Amount                                14,000,000.00



                                                                   By:
                                                                                       --------------------------------------

                                                                   Name:               Patricia M. Garvey
                                                                   Title:              Vice President


------------------------------------------------------------------------------------------------------------------------------------